TPG to Acquire Angelo Gordon May 2023 Comment Exhibit 99.2

Disclaimer This presentation is being provided by TPG Inc. (“TPG,” “we,” “our,” “us,” or the “Company”) solely for informational purposes for its public stockholders. To the maximum extent permitted by law, none of us or our affiliates, directors, officers, partners, employees, agents, or advisors or any other person accepts any liability related to the use or misuse of the information contained in this presentation. The Company has entered into an agreement to acquire (the “Acquisition”) Angelo Gordon and certain of its affiliates (collectively, “Angelo Gordon”). The Acquisition is subject to customary closing conditions, including regulatory approvals. Throughout this presentation, all current period amounts are preliminary and unaudited and subject to change as a result of continuing to align metrics between TPG and Angelo Gordon; totals may not sum due to rounding. “Pro Forma” amounts reflect the addition of Angelo Gordon to TPG amounts as of December 31, 2022. Figures in this presentation include $3.4 billion of AUM, $2.3 billion of FAUM, and $1.4 billion of Available Capital, in each case as of December 31, 2022, attributable to certain Angelo Gordon funds that will be controlled by TPG after closing, but from which TPG does not expect to receive any management or performance fees subsequent to the closing of the transaction. Additional Information about the Transaction This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proxies will not be solicited in connection with the transaction discussed herein. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, interests in any of the funds discussed herein. TPG will file relevant materials with the Securities and Exchange Commission (“SEC”), including an Information Statement on Schedule 14C. The Information Statement and other materials filed with the SEC will include important information regarding the transaction and the issuance of Common Units and shares of TPG Class B common stock in connection with the transaction. Our public stockholders are encouraged to read the Information Statement and other materials that we file with the SEC when they become available because they will contain important information about the transaction and related matters. You will be able to obtain the Information Statement as well as other filings containing information about TPG free of change at www.sec.gov. Copies of the Information Statement and other filings with the SEC can also be obtained, free of charge, on TPG's website at shareholders.tpg.com or by requesting such information from the Corporate Secretary at TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. Forward-Looking Statements This presentation contains “forward-looking” statements based on the Company’s beliefs and assumptions and on information currently available to the Company. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding expected growth, future capital expenditures, fund performance and debt service obligations. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by any forward-looking statements and we caution you against relying on any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Acquisition on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the transaction and the integration of the Angelo Gordon business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including but not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2023 (“Form 10-K”) and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. The forward-looking statements in this presentation represent management’s views as of the date of this presentation. We undertake no obligation to update or revise any of these forward-looking statements after the date of this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of the presentation. Industry and Market Data This presentation includes market and industry data and forecasts derived from publicly available information, various industry publications, other published industry sources and the management’s knowledge of the industry and the good faith estimates of management. This data involves a number of assumptions and limitations, and there can be no assurance these forecasts and estimates will prove accurate in whole or in part. While we believe that these sources are reliable, we have not independently verified this information. Projections, assumptions and estimates of the Company’s future performance and the future performance of the industry in which the Company operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), including fee-related revenues, or “FRR,” fee-related earnings, or “FRE,” and after-tax distributable earnings, or “After-Tax DE.” These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. For definitions of our non-GAAP measures, please see the Company’s Form 10-K.

Angelo Gordon is a Strong Strategic Fit for TPG Strategic Diversification Growth & Scale Value Creation Significant expansion into credit investing for TPG Increases TPG’s real estate footprint with complementary capabilities Expands investment solutions across a broad range of asset classes and return profiles Unlocks new opportunities to scale and optimize combined platform Enhances access to high-growth capital formation channels Financially accretive to shareholders Clear long-term alignment of interests to drive future value Opportunity for continued margin expansion

TPG + Angelo Gordon: By the Numbers Note: As of December 31, 2022. All metrics and numbers are presented on a combined basis for TPG and Angelo Gordon. Please refer to pages 12 to 14 of this presentation for definitions of metrics. $208B 15% Total AUM AUM CAGR from 2017 – 2022 1,800+ 12 yrs Employees Across 18 Offices Globally Average Tenure Across All Partners 900+ ~10% Institutional Limited Partner Relationships Current Overlap of LPs $178B of Performance Allocation Eligible AUM 27 13 Total Strategies Offered New Products Launched Since 2018 $41B $58B of Capital Raised in 2022 of Available Capital for Deployment

Transaction Summary & Rationale Furthers TPG’s position as a leading global alternative asset management platform $208 billion of combined total AUM across a diversified set of investment strategies Marks a significant expansion at scale into credit investing, an attractive asset class with strong secular tailwinds Broadens TPG’s existing real estate platform into new geographies and strategies while providing additional sourcing capabilities Delivers alternatives solutions across a wider range of asset classes and return profiles to clients Angelo Gordon is a fully integrated and scaled multi-strategy platform in Credit and Real Estate Founded in 1988, Angelo Gordon has $73 billion of total AUM, with more than 650 employees across 12 offices in the U.S., Europe, and Asia $55 billion Credit platform offers scaled and diversified capabilities across the credit spectrum, including corporate special situations, direct lending, and structured credit $18 billion Real Estate platform manages dedicated value add real estate strategies with significant reach in the U.S., Europe, and Asia, as well as a net lease strategy Angelo Gordon has doubled its total AUM and fee-earning AUM over the past five years Combination expected to drive continued growth and scale, and create broader client base globally Clear cultural fit, with shared focus on entrepreneurship, innovation, and investment excellence Brings together highly complementary, long-standing global client bases with ability to enhance relationships across platforms Significant new growth opportunities through expansion of capital formation channels and geographic reach, and development of new businesses and products Transaction structure reinforces strong alignment of interests; accretive for TPG shareholders TPG to acquire Angelo Gordon in a cash and equity transaction valued at approximately $2.7 billion1, including an estimated $970 million in cash and up to 62.5 million common units of the TPG Operating Group and restricted stock units of TPG, in each case, subject to certain adjustments, plus an earnout based on future financial performance Transaction is expected to close in Q4 2023 and to be accretive to TPG shareholders on FRE and After-tax DE per share in 2024, before revenue and cost synergies 1. Based on TPG share price as of May 12, 2023. Note: As of December 31, 2022. Please refer to pages 12 to 14 of this presentation for definitions of metrics. 1 2 3 4

Creating a Leading Global Capital Solutions Provider Furthers TPG's position as a diversified global alternative asset manager, with $208 billion of pro forma AUM Strategy AUM % of Total Geographic Focus Year Established Capital Scaled, Control-Oriented Private Equity Leveraged Buyouts $66 Billion 32% North America, Europe, Asia 1992 Market Solutions Differentiated Strategies to Address Market Opportunities $10 Billion 5% North America, Europe, Asia Pacific 2013 Impact Private Equity Investing Driving Both Societal and Financial Outcomes $16 Billion 8% Global 2017 Growth Growth Equity Middle Market Private Equity $23 Billion 11% North America, Europe, Asia 2007 Opportunistic and Core Plus Real Estate Commercial REIT $20 Billion 9% U.S., Europe 2012 Real Estate $55 Billion 26% North America, Europe 1988 Credit Real Estate $18 Billion 9% Direct Lending (Twin Brook) Corporate Special Sits. Structured Credit CLOs Value Add Real Estate Net Lease U.S., Europe, Asia 1993 Note: As of December 31, 2022. Please refer to pages 12 to 14 of this presentation for definitions of metrics.

Credit: Highly Favorable Market Dynamics Source: Pitchbook LCD (left chart). Preqin Global Report 2023: Private Debt (right chart). 1. Proportion of investors surveyed by Preqin. Leveraged Loan Primary Market Banks vs. Non-Banks Private Debt AUM Forecast 14% Expected CAGR 63% of investors1 intend to increase allocations to private debt over time $Trillions Retrenchment of traditional sources of lending Increased PE dry powder and LP appetite driving growth in alternative financing

Angelo Gordon: Fully Integrated & Scaled Multi-Strategy Platform >550 At-A-Glance 1988 year founded 650+ employees 245 investment professionals 12 offices globally Leader in Credit and Real Estate $73B Total AUM $55B Credit $18B Real Estate Direct Lending (Twin Brook) Corporate Special Situations Structured Credit CLOs US Europe Asia Net Lease Investment philosophy backed by fundamental research and a commitment to capital preservation Focused on investing in inefficient markets to generate consistent absolute returns Nearly 35 years of delivering strong risk-adjusted returns for a diverse client base Strong Historical Growth 6 first time funds raised since 2018 75% of Total 25% of Total 15% CAGR 17% CAGR 2017 2022 2017 2022 Note: As of December 31, 2022. Please refer to pages 12 to 14 of this presentation for definitions of metrics.

Buyout Growth Equity Impact Investing Direct Lending Structured Credit Opportunistic Credit Multi-Strategy Opportunistic Core Plus Value Add Net Lease CRE Credit Secondaries Public Equities Capital Markets Combination Delivers Broad Spectrum of Alternative Solutions TPG will have the ability to offer clients alternative investment opportunities across a wider range of risk and return profiles Private Equity Credit Real Estate Other Pro Forma Illustrative Target Net Return Lev. Loans & Multi-Strategy Credit Structured Credit Direct Lending Core Plus Real Estate Value Add Real Estate Higher Lower Credit Solutions & Special Situations Private Equity Opportunistic Real Estate GP-Led Secondaries Net Lease

Even more compelling partner for the largest LPs globally Ability to create bespoke, multi-asset class investment solutions for clients Diversified across a broader array of alternative strategies Angelo Gordon has a highly complementary base of long-term clients in credit and real estate platforms Substantial opportunity to expand and deepen relationships among 900+ institutional LPs globally on a combined basis; only ~10% overlap between client bases Extensive global client base Benefit from shared intellectual capital and proprietary sourcing relationships across 1,800 employees in 18 cities around the world Robust infrastructure to drive enhanced opportunities for growth, business expansion, new product development, and geographic reach Shared resources and expertise Track record of innovation – 13 new investment products launched over the last five years across both firms Create new fund strategies and products designed to broaden access to high growth channels such as insurance, high net worth, and retail New strategy creation and capital formation opportunities Well-Positioned for Significant Growth Opportunities 1 2 3 4

Transaction Details & Structure Summary Financial Terms of Transaction Consideration: TPG will acquire Angelo Gordon in a cash and equity transaction valued at approximately $2.7 billion, based on TPG share price as of May 12, 2023, including an estimated $970 million in cash and up to 62.5 million common units of the TPG Operating Group and restricted stock units of TPG, in each case, subject to certain adjustments Post-Transaction Ownership: Angelo Gordon’s partners and employees will own approximately 16% of the equity of the combined company upon closing Alignment of Interests: Angelo Gordon partners will generally receive 85% equity / 15% cash; Angelo Gordon founders will receive 90% cash / 10% equity Unvested common units and restricted stock units issued to Angelo Gordon non-founder partners will generally vest ratably over a five-year period A portion of Angelo Gordon’s equity consideration will be distributed to its employees, creating broad-based employee ownership Earnout Payment: Transaction includes an earnout payment based on Angelo Gordon’s satisfaction of certain Fee-Related Revenue targets, valued at up to $400 million In order to receive 100% of the earnout, Angelo Gordon will need to grow its annual Fee-Related Revenues by at least 16% per annum through 2026 Performance Allocations: 20% of performance allocations generated by Angelo Gordon’s funds will flow through to TPG Operating Group, with public shareholders receiving their customary proportion Management Upon closing of the transaction, Angelo Gordon will become a significant new investing platform within TPG Angelo Gordon’s Co-CEOs, Josh Baumgarten and Adam Schwartz, will become Co-Managing Partners of the platform, reporting to TPG’s CEO, Jon Winkelried Angelo Gordon’s other executives and senior management expected to continue in current roles upon closing of transaction Following the closing of the transaction, a senior Angelo Gordon partner will be appointed to the TPG Board of Directors Pro Forma Financial Impact Expected to be mid-to-high single digit accretive to FRE and After-Tax DE per share in 2024, before any revenue or cost synergies Pro forma total AUM of $208 billion and fee-earning AUM of $128 billion Transaction expected to be funded from TPG’s current cash balance and undrawn revolver Upon closing, TPG will maintain conservative leverage, ample liquidity, and significant financial flexibility Note: As of December 31, 2022. Please refer to pages 12 to 14 of this presentation for definitions of metrics.

Definitions After-tax Distributable Earnings (“After-tax DE”) After-tax Distributable Earnings (“After-tax DE”) is a non-GAAP performance measure of our distributable earnings after reflecting the impact of income taxes. We use it to assess how income tax expense affects amounts available to be distributed to our Class A common stock holders and Common Unit holders. After-tax DE differs from GAAP net income computed in accordance with GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total GAAP income tax expense adjusted to include only the current tax expense (benefit) calculated on GAAP net income before income tax and includes the current payable under our Tax Receivable Agreement, which is recorded within other liabilities in our consolidated statement of financial condition. Further, the current tax expense (benefit) utilized when determining After-tax DE reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of DE, such as equity-based compensation charges. We believe that including the amount currently payable under the Tax Receivable Agreement and utilizing the current income tax expense (benefit), as described above, when determining After-tax DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders. Assets Under Management (“AUM”) Assets Under Management (“AUM”) represents the sum of: fair value of the investments and financial instruments held by our carry funds (including fund-level asset-related leverage), including our private equity, real estate, and credit funds, as well as related co-investment vehicles managed or advised by us, plus the capital that we are entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription related credit facilities at our carry funds, and including capital commitments to funds that have yet to commence their investment periods, the gross amount of assets (including leverage where applicable) for our REITs, credit-focused registered investment companies and BDCs, the aggregate par amount of collateral assets, including principal cash, for our CLOs, the net asset value of our hedge funds, and IPO proceeds held in trust, excluding interest, as well as forward purchase agreements and proceeds associated with the private investment in public equity related to our public SPACs upon the consummation of a business combination. Our definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds that we manage or calculated pursuant to any regulatory definitions. Angelo Gordon’s currently stated AUM of approximately $73 billion as of December 31, 2022 reflects fund-level asset-related leverage. Prior to May 15, 2023, Angelo Gordon calculated its AUM as net assets under management excluding leverage, which resulted in AUM of approximately $53 billion as of December 31, 2022. The difference reflects a change in Angelo Gordon’s AUM calculation methodology and not any material change to Angelo Gordon’s investment advisory business. For a description of the factors the firm considers when calculating AUM, please see the disclosure linked here. Note: the following definitions are intended to apply to TPG and Angelo Gordon on a combined basis.

Definitions (Cont’d) Available capital Available capital is the aggregate amount of unfunded capital commitments that partners have committed to our funds and co-investment vehicles to fund future investments, as well as IPO and forward purchase agreement proceeds associated with our Public SPACs, and private investment in public equity commitments by investors upon the consummation of a business combination associated with our Public SPACs. Available capital is reduced for investments completed using fund-level subscription related credit facilities; however, it is not reduced for investments that we have committed to make yet remain unfunded at the reporting date. We believe this measure is useful to investors as it provides additional insight into the amount of capital that is available to our investment funds and co-investment vehicles to make future investments. Capital raised Capital raised is the aggregate amount of capital commitments raised by our investment funds and co-investment vehicles during a given period, as well as IPO and forward purchase agreements associated with our Public SPACs and private investment in public equity upon the consummation of a business combination associated with one of our Public SPACs. We believe this measure is useful to investors as it measures our access to capital and our ability to grow our management fee base. Distributable Earnings (“DE”) Distributable Earnings (“DE”) is used to assess performance and amounts potentially available for distributions to partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of net income. DE differs from GAAP net income computed in accordance with GAAP in that it does not include (i) unrealized performance allocations and related compensation and benefit expense, (ii) unrealized investment income, (iii) equity-based compensation expense, (iv) net income (loss) attributable to non-controlling interests in consolidated entities, or (v) certain non-cash items, such as contingent reserves. Fee-Related Earnings (“FRE”) Fee-Related Earnings (“FRE”) is a supplemental performance measure and is used to evaluate our business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude (i) realized performance allocations and related compensation expense, (ii) realized investment income from investments and financial instruments, (iii) net interest (interest expense less interest income), (iv) depreciation, (v) amortization and (vi) certain non-core income and expenses. We use FRE to measure the ability of our business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related GAAP measures is not adequate due to the adjustments described herein. Fee-Related Earnings margin Fee-Related Earnings margin is defined as Fee-Related Earnings divided by Fee-Related Revenues. Fee-Related Revenues (“FRR”) Fee-Related Revenues (“FRR”) is comprised of (i) management fees, (ii) transaction, monitoring and other fees, net, and (iii) other income. Fee-related revenue differs from revenue computed in accordance with GAAP in that it excludes certain reimbursement expense arrangements.

Definitions (Cont’d) Fee earning AUM (“FAUM”) Fee earning AUM (“FAUM”) represents only the AUM from which we are entitled to receive management fees. FAUM is the sum of all the individual fee bases that are used to calculate our management fees and differs from AUM in the following respects: (i) assets and commitments from which we are not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which we are entitled to receive only performance allocations or are otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in our private equity, real estate, and credit funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are generally not impacted by changes in the fair value of underlying investments. We believe this measure is useful to investors as it provides additional insight into the capital base upon which we earn management fees. Our definition of FAUM is not based on any definition of AUM or FAUM that is set forth in the agreements governing the investment funds and products that we manage. Non-GAAP Financial Measures Non-GAAP Financial Measures represent financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. We use these measures to assess the core operating performance of our business. Performance Allocation Eligible AUM Performance Allocation Eligible AUM refers to the AUM that is currently, or may eventually, produce performance allocations. TPG Operating Group TPG Operating Group refers to TPG Operating Group I, L.P., TPG Operating Group II, L.P., and TPG Operating Group III, L.P.